# HALLADOR **ENERGY COMPANY**

CORPORATE OVERVIEW

2011


DISCOVER. DEVELOP. DELIVER.
NASDAQ HNRG

HALLADOR **ENERGY COMPANY**


HALLADOR ENERGY COMPANY

PROGRESS LIES
NOT IN ENHANCING
WHAT IS,
**BUT IN ADVANCING**
**WHAT WILL BE....**

Kahlil
Gibran

# INTRODUCTION



**"Hallador" is the Spanish word for "one who leads the way."**

Never has that name been more fitting than now. It is an exciting and challenging time in the energy industry, and Hallador Energy is poised to lead the way in providing energy sources to meet growing world energy demand. In leading the way, we work diligently every day to make sure that we are in the right place, with the right product, and the right processes. We are pleased with our results over the past few years as you can see in the Selected Financial Data on the following pages. Below are some of the highlights of the past several months

2010

- → Joined the NASDAQ
- → Was named one of Forbes Magazine's "Top 100 Most Trustworthy Companies in America"
- → Delivered record coal shipments through our wholly owned subsidiary, Sunrise Coal, LLC
- → Purchased Coalbed Methane and New Albany Shale Gas Assets in Indiana and started Sunrise Energy
- → Experienced great success in the Trenton Black River Oil Play in Michigan, through our 45% interest in Savoy
- → Paid first dividend

2011

- → Had a new quarterly earnings record of 29 cents per share
- → Experienced record coal production, record shipments and record earnings
- → Developed a new coal customer in Jacksonville, Florida
- → Declared a new coal reserve minable near Allerton, Illinois

We are in the RIGHT PLACE – the growing Illinois Basin (ILB), with the RIGHT PRODUCT – a unique coal with low chlorine and high fusion characteristics, with the RIGHT PROCESSES – the lowest operating costs of any public ILB coal producer.

This is exciting progress at a time when our industry is evolving. Hallador Energy is continuing to lead the way by discovering, developing and delivering the key domestic resources—coal, oil and gas—that help fuel our great nation. We at Hallador are thrilled with the past results and are excited about the future.

Sincerely,

Victor Stabio
CEO

*U.S. Department of Energy, Energy Information Administration Outlook Report, 2011

RIGHT **PLACE**
RIGHT **PRODUCT**
RIGHT **PROCESS**

# HALLADOR ENERGY SELECTED **FINANCIAL DATA**

December 31, 2010

| | 2006 | 2007 | 2008 | 2009 | 2010 |
|---|---|---|---|---|---|
| Return on Assets | (1.3%) | (2.8%) | 6.5% | 12.2% | 12.0% |
| Return on Equity | (2.9%) | (6.1%) | 11.9% | 18.6% | 17.7% |
| Debt to Equity | 1.2 | 1.2 | 0.8 | 0.5 | 0.5 |
| Long-Term Debt to Equity | 1.1 | 1.0 | 0.7 | 0.4 | 0.4 |
| Bank Debt to EBITDA | (142.9) | 10.4 | 1.8 | 1.0 | 0.7 |
| Leveraged Free Cash Flow | (12,050) | (13,456) | 883 | 3,769 | 11,842 |
| Book Value Growth | (3.8%) | (8.6%) | 22.5% | 27.1% | 23.3% |
| S&P 500 Growth | 15.8% | 5.5% | (37.0%) | 26.5% | 15.1% |
| Compounded Book Growth (2006-2010) | | | | | 24.6% |
| Compounded S&P 500 Growth (2006-2010) | | | | | 2.3% |
| Overall Book Growth (2006-2010) | | | | | 237.0% |
| Overall S&P 500 Growth (2006-2010) | | | | | 12.0% |

### Coal Reserves & Production (Short Tons in Thousands)

| | | | | | |
|---|---|---|---|---|---|
| | | | **Carlisle** | | |
| Coal Produced (thousands) | - | 977 | 1,970 | 2,703 | 3,047 |
| Controlled Coal Reserves EOY (thousands) | 30,151 | 36,498 | 43,421 | 47,285 | 46,680 |
| Non-Conttrolled Coal Reserves EOY (thousands) | 14,142 | 11,556 | 10,429 | 8,547 | 8,636 |
| Total Coal Reserves EOY (thousands) | 44,293 | 48,054 | 53,850 | 55,832 | 55,316 |
| | | | **Allerton** | | |
| Controlled Coal Reserves EOY (thousands) | - | - | - | - | 26,279 |
| Non-Conttrolled Coal Reserves EOY (thousands) | - | - | - | - | 22,557 |
| Total Coal Reserves EOY (thousands) | - | - | - | - | 48,836 |
| Total Coal Reserves (thousands) | 44,293 | 48,054 | 53,850 | 55,832 | 104,152 |

Derived from 2010 10K

# HALLADOR ENERGY SELECTED **FINANCIAL DATA**

December 31, 2010

| | 2006 | 2007 | 2008 | 2009 | 2010 |
|---|---|---|---|---|---|
| Current Assets | 8,782 | 12,092 | 31,361 | 30,269 | 26,232 |
| Long Term & Other Assets | 53,041 | 75,165 | 104,704 | 134,821 | 160,432 |
| Total Assets | 61,823 | 87,257 | 136,065 | 165,090 | 186,664 |
| Current Liabilities (Excludes Bank Debt) | 3,895 | 7,351 | 12,478 | 10,593 | 9,501 |
| Bank Debt | 25,218 | 35,357 | 40,000 | 37,500 | 27,500 |
| Other Liabilities | 4,531 | 4,992 | 9,021 | 8,370 | 22,930 |
| Total Liabilities | 33,644 | 47,700 | 61,499 | 56,463 | 59,931 |
| Total Equity | 28,179 | 39,557 | 74,566 | 108,627 | 126,733 |
| Basic Shares Outstanding | 11,715 | 13,300 | 18,980 | 24,017 | 27,790 |
| Diluted Shares Outstanding | 11,715 | 13,300 | 19,286 | 24,441 | 28,571 |
| Book Value Per Share | 2.41 | 2.97 | 3.93 | 4.52 | 4.56 |
| Net Income | (824) | (2,415) | 8,900 | 20,185 | 22,375 |
| Basic EPS | (0.07) | (0.18) | 0.47 | 0.84 | 0.81 |
| Diluted EPS | (0.07) | (0.18) | 0.46 | 0.83 | 0.78 |
| EBITDA | (191) | 3,702 | 23,657 | 44,834 | 50,373 |
| EBITDA per Share | (0.02) | 0.28 | 1.25 | 1.87 | 1.81 |
| Operating Cash Flow | (2,098) | (325) | 18,752 | 45,220 | 45,545 |
| Capital Expenditures | 10,647 | 15,108 | 18,866 | 45,301 | 36,798 |

Derived from 2010 10K

# HALLADOR **ENERGY COMPANY**

# BOARD OF

**David Hardie** Chairman of the Board

DAVID C. HARDIE is the Chairman of the Hallador Energy Board and has served as a director since July 1989. He is the President of Hallador Investment Advisors Inc., which manages Hallador Equity Fund, Hallador Fixed Income Fund, Hallador Alternative Assets Fund and Hallador Balanced Fund; he also is a General Partner of Hallador Venture Partners LLC, the General Partner of Hallador Venture Fund II & III. Mr. Hardie is and serves as a director and partner of other private entities that are owned by members of his family. Mr. Hardie is a graduate of California Polytechnic University, San Luis Obispo. He also attended the Owner/President Management program offered by Harvard Business School.

**Steven Hardie** Director

STEVEN HARDIE has been a director of Hallador Energy since 1994. He and David Hardie are brothers. For the last 25 years he has been a private investor. He is the Vice President of Hallador Investment Advisors, which manages Hallador Equity Fund, Hallador Fixed Income Fund, Hallador Alternative Assets Fund and Hallador Balanced Fund. He also serves as a director and partner of other private entities that are owned by members of his family.

Messrs. David and Steven Hardie have served as Hallador board members for the last 21 and 17 years, respectively. Both have been private investors in many companies over their careers and served on numerous boards. At one time the two brothers and their family owned over 50% of Hallador stock. Currently David and Steven Hardie beneficially own through various entities about 15% of Hallador stock, giving them a vested interest in monitoring the well-being of the Company, although Messrs. David Hardie and Steven Hardie disclaim any beneficial ownership in any other shares held by such entities. Their significant broad experiences, as well as intimate knowledge of Hallador, are significant benefits to us in planning and executing the corporate strategy.

**Bryan Lawrence** Director

BRYAN H. LAWRENCE has been one of Hallador Energy's directors since November 1995. He is a founder and senior manager of Yorktown Partners LLC, which manages investment partnerships formerly affiliated with Dillon, Read & Co. Inc., an investment-banking firm (Dillon, Read). He had been employed with Dillon, Read since 1966, serving most recently as a Managing Director until the merger of Dillon, Read with SBC Warburg in September 1997. He also serves as a Director of Approach Resources, Inc., Star Gas Partners, L.P., Crosstex Energy, Inc. and Crosstex Energy, L.P. (each a United States public company), Winstar Resources Ltd. and Compass Petroleum Ltd. each (a Canadian public company) and certain non-public companies in the energy industry in which Yorktown partnerships hold equity interests. Mr. Lawrence is a graduate of Hamilton College and has a MBA from Columbia University.

Mr. Lawrence, who controls about 54% of Hallador stock, has been a board member for the last 15 years. He sits on numerous boards for both private and public companies that are involved in the energy business. His experience with us and in other energy companies gives us a significant benefit. As most of the other board members, he too has a significant indirect monetary investment in Hallador Energy and accordingly has a vested interest in its success.

# DIRECTORS

**Sheldon Lubar** Director

SHELDON B. LUBAR was appointed to Hallador's board in July 2008. Since 1977, Mr. Lubar has been Chairman of the Board of Lubar & Co. Incorporated, a private investment and venture capital firm he founded. During the past five years he served on the board of Weatherford International, Inc., Grant Prideco, Inc., and Ellora Energy. Mr. Lubar currently serves on the board of Crosstex Energy, Inc., Crosstex Energy L.P., Star Gas Partners L.P. and Approach Resources, Inc. Mr. Lubar holds a bachelor's degree in Business Administration and a law degree from the University of Wisconsin-Madison. He was awarded an Honorary Doctor of Commercial Science degree from the University of Wisconsin-Milwaukee in 1988, an Honorary Doctor of Humanities degree from the University of Wisconsin-Madison in 2009 and an Honorary Doctor's Degree from the Medical College of Wisconsin in 2010.

Mr. Lubar, who owns about 10% of Hallador stock, has been on the board for about three years. Mr. Lubar is a very successful entrepreneur and sits on numerous boards in the energy business along with Mr. Lawrence. With his 10% stake, he too has a vested interest in the success of Hallador Energy Company.

**John Van Heuvelen** Director

JOHN VAN HEUVELEN was appointed to the Hallador Energy board in September 2009 and has been a member of the board of directors of MasTec, Inc. (NYSE:MTZ) since June 2002 and currently serves on their audit committee. He was chairman of their audit committee and the financial expert from 2004 to 2009. He also served on the board of directors of LifeVantage, Inc. (OTC:LFVN) from August 2005 through August 2007. From 1999 to the present, Mr. Van Heuvelen has been a private equity investor based in Denver, Colorado. His investment activities have included private telecom and technology firms, where he still remains active. Mr. Van Heuvelen spent 14 years with Morgan Stanley and Dean Witter Reynolds in various executive positions in the mutual fund unit, investment trust and municipal bond divisions before serving as president of Morgan Stanley Dean Witter Trust Company from 1993 until 1999.

Mr. Van Heuvelen was appointed to the Hallador board in September 2009. He currently serves on the audit committee of MasTec, Inc. and has been on such board for the last nine years. Previously he was an officer with Dean Witter in their New York City headquarters. Early in his career he was actively involved in the energy business while living in Montana. Mr. Van Heuvelen's contacts with investment banking firms will prove invaluable to us as we attempt to grow Hallador Energy Company.

**Victor P. Stabio** Director, Chief Executive Officer and Corporate Secretary

VICTOR P. STABIO is Hallador Energy CEO and a director. He joined the company in March 1991 as President and CEO and has been active in the oil and gas business for the past 33 years. Mr. Stabio is a director of Savoy Exploration, the general partner of Savoy Energy, LP., of which we own 45%.

Mr. Stabio has a significant personal investment in the Company and owns about 2% of Hallador stock. He also has 247,500 Restricted Stock Units, which will vest over the next three years. He has been responsible principally for the business strategy since March 1991. His industry experience and vision are a primary component of Hallador's successful operations since that time. His day-to-day leadership provides the Board with Company operating experience, expertise and leadership.

**Brent Bilsland** Director, President

BRENT K. BILSLAND was named President and appointed to the Hallador board in September 2009. He has been President since July 31, 2006. Previously, Mr. Bilsland was Vice President of Knapper Corporation, a family owned farming business from 1998 to 2004. Mr. Bilsland is a graduate of Butler University, located in Indianapolis, Indiana. Mr. Bilsland brings broad industry experience and significant operational capabilities to the company. He has an intimate understanding of the business and its operations. He has a significant personal investment in the company and owns about 3% of the stock. He also has 187,500 Restricted Stock units.

POINT #1

**COAL IS THE DOMINANT SOURCE FOR U.S. ELECTRICITY AND IS PROJECTED TO INCREASE**

## MARKET DATA | STATE OF THE COAL INDUSTRY

The coal industry is strong with projections for long-term growth. Domestic coal supply is shifting with the decline of the Central Appalachian reserves and a resurgence of Illinois Basin coal. Global demand is growing with total US coal exports in the first quarter of 2011 reaching 26 million tons, an increase of 47% over this period last year.

45%

U.S. Electricity Generated by energy source for 2010, according to EIA:

- Coal 45%
- Natural Gas 24%
- Nuclear 19%
- Hydroelectric 6%
- Petroleum 1%
- All other 5%

Source: EIA Monthly Flash Report, January 2011

## POINT #2

### U.S. AND GLOBAL COAL DEMAND IS PROJECTED TO INCREASE SIGNIFICANTLY


U.S. COAL DEMAND **
Total U.S. Coal Demand
Demand By Million Tons
1350 1300 1250 1200 1150 1100 1050 1000 950
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2025 2030 2035
1058 1125 1154 1179 1188 1188 1210 1216 1217 1213 1211 1183 1200 1215 1322

U.S. Electricity Generated from Coal will increase 25% by 2035. (2009 1,058 mil tons) (2035 1,322 mil tons)
Global demand is growing. U.S. export coal is expected to remain strong long term ranging from 75 million tons to 98 million tons annually over the next 10 years. EIA projects U.S. Coal Exports to increase 7% in 2011 to 88 million short tons.*

**Source: John T. Boyd US CoalVision™ 2011 *EIA Short Term Energy Outlook April 2011, EIA Annual Energy Outlook 2011

## POINT #3

### THE U.S. COAL SUPPLY MARKET IS CHANGING


Supply In Million Tons
600 500 400 300 200 100 0
2009 2010 2011 2012 2013 2014 2015 2016
Powder River
Central Appalachia
Illinois Basin

Market demands are expected to increase and the depletion of Central Appalachia supply leaves a gap. ILB Coal is increasing production and is expected to gain market share based on relatively low production costs and the proliferation of scrubbers.

**Source: John T. Boyd US CoalVision™ 2011

# COMPANY **HISTORY AND PERFORMANCE**



HALLADOR STOCK HISTORY
STOCK PRICE
$15.00
$12.00
$9.00
$6.00
$3.00
$0.00
YEAR
12/97
12/98
12/99
12/00
12/01
12/02
12/03

**1951**
1951
**FOUNDED AS KIMBARK OIL & GAS**

**1985**
1985
**FOUNDED HALLADOR EXPLORATION**

**1989**
1989
**KIMBARK MERGED WITH HALLADOR EXPLORATION**

**1991**
1991
**VICTOR STABIO JOINS HALLADOR**

**2004**
2004
**SALE OF CUYAMA OIL & GAS FIELD**

**2005**
2005
**35% SAVOY INTEREST**


12/04
12/05
12/06
12/07
12/08
12/09
12/10
04/11
12/11


2006
2007
2008
2009
2010
2011
2014
2006
60% OF SUNRISE COAL
2007
45% SAVOY INTEREST
2008
80% SUNRISE COAL
2009
100% SUNRISE COAL
2010 (MAY)
NASDAQ
2010 (OCT)
SUNRISE ENERGY
2011
ALLERTON MINABLE
2014
OPEN ALLERTON COAL MINE (PROPOSED)


HALLADOR ENERGY COMPANY
HNRG
NASDAQ
LISTED

HALLADOR ENERGY IS PROUD TO HAVE JOINED THE NASDAQ IN MAY 2010 UNDER THE SYMBOL HNRG

# HNRG

NASDAQ

HALLADOR **ENERGY COMPANY**

# ONE WHO **LEADS THE WAY**


HALLADOR'S BUSINESS INTERESTS
SUNRISE COAL LLC 100% INTEREST
SUNRISE ENERGY LLC 50% INTEREST
SAVOY ENERGY L P 45% INTEREST
ROYALTY / PROSPECTING PROJECTS
ILLINOIS BASIN COAL
ILLINOIS BASIN COAL BED METHANE & SHALE GAS
MICHIGAN OIL & GAS COMPANY
OIL & GAS LEASE TRADING
CARLISLE, IN COAL
ALLERTON, IL NEW RESERVE EST 2014

## INDIANA COAL MINE, ILLINOIS RESERVE & CUSTOMER LOCATIONS



Chicago
South Bend
CSX
55
74
65
31
Champaign
74
75
Springfield
ADM, Decatur
72
63
Indianapolis
70
Terre Haute
70
CSX
74
41
Bloomington
CSX
Cincinnati
70
65
St. Louis
Louisville
Evansville
CSX
LEGEND
Sunrise Asset
Sunrise Customer
Jacksonville, Florida



# HALLADOR ENERGY PROJECTS **AND MAPS** →

# COAL

ILLINOIS BASIN

# (ILB) RIGHT PLACE

## THE GROWING ILLINOIS BASIN (ILB)

While Central Appalachia production is declining, the Illinois Basin Coal production is expected to grow and fill in the void in supply.



U.S. Supply In Million Tons
300
200
100
0
2009
2010
2011
2012
2013
2014
2015
2016
Central Appalachia
Illinois Basin

**Source: John T. Boyd US CoalVision™ 2011

# (ILB) RIGHT PRODUCT

## LOW CHLORINE, HIGH ASH FUSION COAL

Most of the Illinois Basin Coal Reserves (80%) are considered high chlorine (more than .20 Chlorine), which is considered corrosive to power plants by much of the industry. Sunrise Coal is low chlorine at less than .10 chlorine.

High Fusion Temperatures (2400 degrees) are another unique attribute of Sunrise Coal. This high fusion temperature is rare in the ILB, but highly sought after by utilities switching from Central Appalachia (CAPP) coal.

2400°

# (ILB) RIGHT PROCESS

## EFFICIENCT PROCESS = LOW CASH COSTS

Efficient in-house development, maintenance and lean management has made Hallador's Sunrise Coal the lowest cost public operator in the ILB.



Sales Price
Operating Margin
Cash Costs
$/ton
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
($10.00)
$41.60
$47.71
$37.23
$46.02
$40.43
$52.07
$41.54
$22.68
$29.28
$26.15
$33.73
$33.82
$33.99
$41.48
Sunrise
Alliance
ICG
Peabody
James River
Vectren
Patriot

ILB COMPANIES -
2010-Q4 SALES PRICE
AND CASH COSTS

Sunrise Coal has the lowest-operating cost of any public mine in the Illinois Basin.

Data provided by the U.S. Coal Quarterly Financial Report 2010 Q4, from Energy Ventures Analysis.


SULLIVAN
PAXTON
CARLISLE
THE LEGEND
CARLISLE MINE GENERAL PROJECT AREA
POTENTIAL LOW SULFUR V COAL
V COAL MINED AREA AS OF 1-1-2011
EASTERN LEASE AREAS
SAND CHANNEL - NO V COAL
V COAL OLD WORKS

# CARLISLE **MINE**

**PRODUCING HIGH-QUALITY COAL**



Sunrise Coal's Carlisle Mine in Indiana produces some of the most unique coal in the Illinois Coal Basin because of its low chlorine and high fusion temperatures. The processing requires a blend of lower chlorine coal for optimal processing, which is of interest to higher chlorine coal producers in the ILB.

The Carlisle Mine is rated among the Highest in Efficiency of all underground Mines in the Illinois Basin, according to MSHA tons per man hour.

**SEAM** Indiana V Underground
**TONS IDENTIFIED**
Leased— 46,680,000 tons
Non-Controlled— 8,636,000 tons
Total— 55,316,000 tons
**TRANSPORTATION** Located on the CSX mainline and is serviced by the Indiana Railroad, making shipping capabilities more flexible.

SUNRISE COAL LLC


CATLIN SURFAC
CATLIN
NS RAILROAD
OMER
Keads Reserve
POWERLINE
GEORGETOW
CHAMPAIGN COUNTY
VERMILION COUNTY
INDIANOLA
ALLERTON
SIDELL
VERMILION COUNTY
EDGAR COUNTY
THE LEGEND
ALLERTON MINE GENERAL PROJECT AREA
CONSOL RESERVE GENERAL PROJECT AREA
CSX RAIL LINE
NS RAIL LINE

# THE ALLERTON **RESERVE**

**A NEW MINING VENTURE**


V-1555

SUNRISE COAL LLC

The Allerton Reserve has been deemed a minable reserve, and over 19,000 acres has been leased. A considerable amount of the leased acres has yet to receive any exploratory drilling. It is anticipated that the controlled reserves will grow as drilling continues. A permit application is expected to be filed by the end of 2011, and mining operations are anticipated in 2014.

**EXPECTED PRODUCTION**

Approximately 3 MM tons per year average

**SEAM**

VI Underground

**IDENTIFIED TONS**

Leased — 26,279,000 tons

Non Controlled — 22,557,000 tons

Total 48,836,000 tons

# 30CFROLYMPICS

**Hallador Energy Company has received national recognition for innovative safety initiatives.**

Hallador Energy's Sunrise Coal has been recognized as a leader in innovation and safety. Sunrise has developed a cutting-edge educational program called the 30 CFR Olympics (named for the MSHA code) that is designed to reinforce federal safety policies with miners. The miners take a series of tests and for each passing score, a miner receives $300 cash. A total budget of $350,000 is designated for the educational incentive program. The incentive has been so well received that miners are creating after-hour study groups to prepare for the test.

"A SAFE MINE IS A PRODUCTIVE MINE ..."

Chad Montgomery, Sunrise Coal Safety director on the Sunrise Coal operating philosophy

"SUNRISE COAL IS A LEADER IN TECHNOLOGY, HEALTH AND SAFETY. IF THE LAW REQUIRES SOMETHING THEY TRY TO GO ONE STEP BEYOND WHAT THE LAW REQUIRES ..."

Charles Jones, Former MSHA Inspector

"WE'RE TRYING TO CHANGE BEHAVIOR AND MAKE SAFETY PART OF EVERYDAY BEHAVIOR ... BY LEARNING THE [MSHA] CODE ... OUR FOURTH QUARTER HAD THE LOWEST S&S CITATIONS THAT WE'VE HAD IN ANY QUARTER SINCE WE STARTED OPERATIONS..."

Quote from interview with Brent Bilsland discussing the 30 CFR Olympic program on Platt's Energy Week, October 2010


platts
ENERGY
platts
ENERGY

Hallador Energy and Sunrise Coal President Brent Bilsland On Platts Energy Week

SUNRISE **COAL** LLC

NATIONAL RECOGNITION **FOR INNOVATIVE SAFETY**


SULLIVAN
PAXTON
CARLISLE
THE LEGEND
CARLISLE MINE GENERAL PROJECT AREA
POTENTIAL LOW SULFUR V COAL
V COAL MINED AREA AS OF 1-1-2011
EASTERN LEASE AREAS
SAND CHANNEL - NO V COAL
V COAL OLD WORKS
SUNRISE ENERGY HORIZONTAL WELL
SUNRISE ENERGY GASLINE
SUNRISE ENERGY GAS WELL
SUNRISE ENERGY ASSETS

# SUNRISE **ENERGY**

TOGETHER WE CAN PROTECT COAL ASSETS AND SAFELY EXTRACT CBM, NEW ALBANY SHALE & GAS



It can be challenging to safely develop both coal bed methane and coal in one area. In late December 2010, Hallador Energy became a 50% partner with Sullivan Energy Ventures to form Sunrise Energy. Sunrise Energy plans to develop and explore for coal-bed methane gas reserves on or near the Sunrise Coal underground coal reserves. The newly developed partnership protects the coal assets and is already proving profitable.

SUNRISE ENERGY LLC

# SAVOY **ENERGY**

**OIL & GAS**



Hallador Energy has a legacy in oil and gas exploration and development. Savoy Energy, L. P. is a private oil and gas company with operations in Michigan. Savoy has an interest in the Trenton-Black River Play in Southern Michigan. Hallador Energy owns a 45% equity interest in Savoy. In the first quarter of 2011, Savoy Energy added roughly 10% to Hallador's earnings. This success is a significant addition to the corporate earnings.

**PRODUCT**

Oil & Gas

**WELL PRODUCTION**

Savoy's year-over-year oil production increased from 195 barrels to 655 barrels of net daily average oil production

[redacted]



Goetz Trust 3-8A
Russink 5-8A
Goetz Trust 2-8
Russink 4-8
Buehrer 1-17
Russink 1-16
Drogowski 5-16A
Russink 3-16 SWD
Russink 2-16
Russink 4-15A
Warner 1-21
Warner 1-22A
Thompson 2-22
Lenawee County
THE LEGEND
Savoy Energy, L.P.
Adrian Field - Trenton/Black River
Lenawee County, MI
T6S R3E
0
2,024
FEET

[redacted]

# PROSPECTING **PROJECTS**

OIL & GAS

### HALLADOR PROSPECTING PROJECTS

In addition to the coal and oil projects, Hallador Energy has operations in leasing oil and gas mineral rights with the intent to sell the prospects to third parties and retain an overriding royalty interest (ORRI) or carried interest. Two such projects include Patriots Prospect and South Silo Prospect. The Patriot's Prospect is a lease play located in North Dakota and resulted in the purchase of about 10,000 net acres of oil and gas leases. These leases have terms of about five years.

South Silo Prospect is a Niobrara Oil Shale royalty play in the Northern D-J Basin, Wyoming. Hallador has an overriding royalty interest (ORRI) of about 2% on 22,500 acres and a 4% ORRI on 2,500 acres which nets $60,000 annually.


Jupiter 1-18H
Atlas 1-19
IP 1075 BOPD
Polaris 1-24H
Peacekeeper 1-29H
State 15-65-36-1H
IP 831 BOPD
Jayhawk 1-19H
Sidewinder 1-7H
State 14-64-16-1H
Patriot 1-19H
State 13-64-16-4H
Prospect Boundary
THE LEGEND
South Silo Prospect
Land Map
Laramie County
Wyoming
FEET


Slope County
Hettinger County
Prospect Boundary
NEW ENGLAND
Patriots Prospect
THE LEGEND
Patriots Prospect
Land Map
Slope and Hettinger Counties
North Dakota
0
10,601
FEET

HALLADOR VOTED AS ONE OF FORBES MAGAZINE'S

# TOP 100 MOST TRUSTWORTHY COMPANIES IN AMERICA

2010
FORBES MAGAZINE

# COMPANY **FINANCIALS**

## 2010 FULL YEAR RESULTS

# CONSOLIDATED **BALANCE SHEET**

As of December 31, *(in thousands, except per share data)*

| | 2010 | 2009 |
|---|---|---|
| ASSETS | | |
| Current assets: | | |
| Cash and cash equivalents | $ 10,277 | $ 15,226 |
| Certificates of deposit | 1,291 | 3,458 |
| Prepaid Federal income taxes | 3,853 | 1,511 |
| Accounts receivable | 5,450 | 5,411 |
| Coal inventory | 2,100 | 2,165 |
| Parts and supply inventory | 2,411 | 2,253 |
| Other | 850 | 245 |
| Total current assets | 26,232 | 30,269 |
| Coal properties, at cost: | | |
| Land, buildings and equipment | 114,476 | 95,270 |
| Mine development | 59,351 | 47,479 |
| | 173,827 | 142,749 |
| Less - accumulated DD&A | (28,435) | (16,958) |
| | 145,392 | 125,791 |
| Investment in Savoy | 7,717 | 6,259 |
| Other assets (Note 8) | 7,323 | 2,771 |
| | $ 186,664 | $ 165,090 |
| LIABILITIES AND STOCKHOLDERS' EQUITY | | |
| Current liabilities: | | |
| Current portion of bank debt | $ 10,000 | $ 10,000 |
| Accounts payable and accrued liabilities | 8,809 | 9,950 |
| State income tax payable | | 464 |
| Interest rate swaps, at estimated fair value | 692 | |
| Other | | 179 |
| Total current liabilities | 19,501 | 20,593 |
| Long-term liabilities: | | |
| Bank debt, net of current portion | 17,500 | 27,500 |
| Interest rate swaps, at estimated fair value | | 1,404 |
| Deferred income taxes | 17,435 | 1,699 |
| Asset retirement obligations | 1,150 | 922 |
| Other | 4,345 | 4,345 |
| Total long-term liabilities | 40,430 | 35,870 |
| Total liabilities | 59,931 | 56,463 |
| Commitments and Contingencies | | |
| Stockholders' equity: | | |
| Preferred stock, $.10 par value, 10,000 shares authorized; none issued | | |
| Common stock, $.01 par value, 100,000 shares authorized; 27,924 and 27,782 outstanding, respectively | 279 | 277 |
| Additional paid-in capital | 84,073 | 85,245 |
| Retained earnings | 42,381 | 23,105 |
| Total equity | 126,733 | 108,627 |
| | $ 186,664 | $ 165,090 |

## 2010 FULL YEAR RESULTS

# CONSOLIDATED **STATEMENT OF OPERATIONS**

For the years ended December 31, *(in thousands, except per share data)*

| | 2010 | 2009 |
|---|---|---|
| Revenue: | | |
| Coal sales | $ 129,003 | $ 117,445 |
| Equity income (loss) - Savoy | 1,005 | (1,652) |
| Other income (loss) (Note 8) | (772) | 541 |
| | 129,236 | 116,334 |
| Costs and expenses: | | |
| Cost of coal sales | 73,307 | 65,442 |
| DD&A | 11,818 | 8,837 |
| SG&A | 5,556 | 4,038 |
| Interest* | 1,926 | 2,040 |
| | 92,607 | 80,357 |
| Income before income taxes | 36,629 | 35,977 |
| Less income taxes: | | |
| Current | 885 | 728 |
| Deferred | 13,369 | 13,044 |
| | 14,254 | 13,772 |
| Net income | 22,375 | 22,205 |
| Less net income attributable to the noncontrolling interest | | (2,020) |
| Net income attributable to Hallador | $ 22,375 | $ 20,185 |
| Net income per share attributable to Hallador: | | |
| Basic | $ .81 | $ .84 |
| Diluted | $ .78 | $ .83 |
| Weighted average shares outstanding: | | |
| Basic | 27,790 | 24,017 |
| Diluted | 28,571 | 24,441 |

* Included in interest expense for 2010 and 2009 is a credit of $712 and $886, respectively, for the change in the estimated fair value of our interest rate swaps. We also capitalized nil and $293 in interest charges for 2010 and 2009, respectively.

## 2010 FULL YEAR RESULTS

# CONSOLIDATED **STATEMENT OF CASH FLOWS**

For the years ended December 31, *(in thousands)*

| | 2010 | 2009 |
|---|---|---|
| Operating activities: | | |
| Net income | $ 22,375 | $ 22,205 |
| Deferred income taxes | 13,369 | 13,044 |
| Equity (income) loss – Savoy | (1,005) | 1,652 |
| DD&A | 11,818 | 8,837 |
| Change in fair value of interest rate swaps | (712) | (886) |
| Stock-based compensation | 2,194 | 534 |
| Other | | 379 |
| Taxes paid on vesting of RSUs | (746) | |
| Change in current assets and liabilities: | | |
| Accounts receivable | (163) | 900 |
| Coal inventory | 66 | (1,389) |
| Income tax accounts | (2,807) | (141) |
| Accounts payable and accrued liabilities | 1,415 | 795 |
| Other | (259) | (710) |
| Cash provided by operating activities | 45,545 | 45,220 |
| Investing activities: | | |
| Capital expenditures for coal properties | (34,714) | (43,491) |
| Capital expenditures for oil and gas properties | (915) | (713) |
| Investment in Sunrise Energy Joint Venture | (2,375) | |
| Investment in Savoy | (453) | |
| Change in CDs | 2,167 | (2,458) |
| Other | (752) | |
| Cash used in investing activities | (37,042) | (46,662) |
| Financing activities: | | |
| Proceeds from bank debt | | 4,000 |
| Payments of bank debt | (10,000) | (6,500) |
| Proceeds from stock sales | | 24,900 |
| Acquisition of remaining 20% interest in Sunrise | | (25,805) |
| Cash distributions to noncontrolling interests | (163) | (909) |
| Cash dividends | (2,937) | |
| Stock option buy-out | (679) | |
| Tax benefit from stock-based compensation | 327 | |
| Other | | (31) |
| Cash used in financing activities | (13,452) | (4,345) |
| Decrease in cash and cash equivalents | (4,949) | (5,787) |
| Cash and cash equivalents, beginning of year | 15,226 | 21,013 |
| Cash and cash equivalents, end of year | $ 10,277 | $ 15,226 |
| Cash paid for interest (net of amount capitalized -nil and $293) | $ 2,255 | $ 3,307 |
| Cash paid for income taxes | $ 4,400 | $ 850 |
| Changes in accounts payable for coal properties | $ (2,088) | $ (1,810) |
| Non cash portion of Sunrise buyout | | $ 6,800 |

## 2010 FULL YEAR RESULTS

# CONSOLIDATED **STATEMENT OF STOCKHOLDERS' EQUITY**

*(in thousands)*

| | Shares | Common Stock | Additional Paid-in Capital | Retained Earnings | Total |
|---|---|---|---|---|---|
| Balance January 1, 2009 | 22,446 | $224 | $ 69,739 | $ 2,920 | $ 72,883 |
| Equity offering | 4,150 | 42 | 24,858 | | 24,900 |
| Stock issued to Sunrise members for their remaining 20% interest valued at par (fair value of $6,800); See Note 4. | 1,133 | 11 | (11) | | |
| Cash ($25,805) paid to Sunrise members for their remaining 20% interest, net of deferred income tax assets of $13,045 and $3,703 to close out the noncontrolling interest (treated as an equity transaction) and a $909 cash distribution to the noncontrolling interests | | | (9,966) | | (9,966) |
| Restricted shares issued | 29 | | 161 | | 161 |
| Stock-based compensation | | | 292 | | 292 |
| Bonus shares for employees | 24 | | 181 | | 181 |
| Other | | | (9) | | (9) |
| Net income | | | | 20,185 | 20,185 |
| Balance December 31, 2009 | 27,782 | 277 | 85,245 | 23,105 | 108,627 |
| Stock issued to board member for director services | 9 | 1 | 99 | | 100 |
| Stock- based compensation | | | 2,194 | | 2,194 |
| Stock issued on vesting of RSUs | 133 | 1 | | | 1 |
| Taxes paid on vesting of RSUs | | | (746) | | (746) |
| Tax benefit from stock-based compensation | | | 327 | | 327 |
| Stock option buy out for cash | | | (679) | | (679) |
| Reduction in deferred tax asset resulting from Sunrise acquisition (see above) | | | (2,367) | | (2,367) |
| Cash distributions to former noncontrolling interests for personal income taxes | | | | (162) | (162) |
| Dividends on common stock | | | | (2,778) | (2,778) |
| Dividends on RSUs and stock options | | | | (159) | (159) |
| Net income | | | | 22,375 | 22,375 |
| Balance December 31, 2010 | 27,924 | $279 | $84,073 | $42,381 | $126,733 |

## 2011 FIRST QUARTER RESULTS

# CONSOLIDATED **BALANCE SHEET**

*(in thousands, except per share data)*

| | March 31, 2011 | December 31, 2010 |
|---|---|---|
| ASSETS | | |
| Current assets: | | |
| Cash and cash equivalents | $ 14,960 | $ 10,277 |
| Certificates of deposit | | 1,291 |
| Prepaid Federal income taxes | 2,061 | 3,853 |
| Accounts receivable | 8,333 | 5,450 |
| Coal inventory | 2,797 | 2,100 |
| Parts and supply inventory | 2,688 | 2,411 |
| Other | 721 | 850 |
| Total current assets | 31,560 | 26,232 |
| Coal properties, at cost: | | |
| Land, buildings and equipment | 120,593 | 114,476 |
| Mine development | 60,962 | 59,351 |
| | 181,555 | 173,827 |
| Less - accumulated DD&A | (31,789) | (28,435) |
| | 149,766 | 145,392 |
| Investment in Savoy | 9,165 | 7,717 |
| Investment in Sunrise Energy | 2,800 | 2,375 |
| Other assets | 6,727 | 4,946 |
| | $ 200,018 | $ 186,664 |
| LIABILITIES AND STOCKHOLDERS' EQUITY | | |
| Current liabilities: | | |
| Current portion of bank debt | $ 10,000 | $ 10,000 |
| Accounts payable and accrued liabilities | 12,933 | 8,809 |
| Interest rate swaps, at estimated fair value | 505 | 692 |
| Total current liabilities | 23,438 | 19,501 |
| Long-term liabilities: | | |
| Bank debt, net of current portion | 15,000 | 17,500 |
| Deferred income taxes | 20,935 | 17,435 |
| Asset retirement obligations | 1,174 | 1,150 |
| Other | 4,345 | 4,345 |
| Total long-term liabilities | 41,454 | 40,430 |
| Total liabilities | 64,892 | 59,931 |
| Commitments and Contingencies | | |
| Stockholders' equity: | | |
| Preferred stock, $.10 par value, 10,000 shares authorized; none issued | | |
| Common stock, $.01 par value, 100,000 shares authorized; 28,064 and 27,924 shares outstanding, respectively | 280 | 279 |
| Additional paid-in capital | 84,181 | 84,073 |
| Retained earnings | 50,659 | 42,381 |
| Other comprehensive income | 6 | |
| Total stockholders' equity | 135,126 | 126,733 |
| | $ 200,018 | $ 186,664 |

Derived from First Quarter 2011 10Q

## 2011 FIRST QUARTER RESULTS

# CONSOLIDATED **STATEMENT OF OPERATIONS**

For the three months ended March 31, *(in thousands, except per share data)*

| | 2011 | 2010 |
|---|---|---|
| Revenue: | | |
| Coal sales | $ 33,965 | $ 34,955 |
| Equity income - Savoy | 1,442 | 190 |
| Equity income - Sunrise Energy | 425 | |
| Other | 2,029 | 137 |
| | 37,861 | 35,282 |
| Costs and expenses: | | |
| Cost of coal sales | 18,874 | 19,449 |
| DD&A | 3,354 | 2,757 |
| SG&A | 1,699 | 1,140 |
| Interest* | 364 | 562 |
| | 24,291 | 23,908 |
| Income before income taxes | 13,570 | 11,374 |
| Less income taxes | (5,292) | (4,550) |
| Net income | $ 8,278 | $ 6,824 |
| Net income per share: | | |
| Basic | $ .30 | $ .25 |
| Diluted | $ .29 | $ .24 |
| Weighted average shares outstanding: | | |
| Basic | 28,048 | 27,782 |
| Diluted | 28,511 | 28,396 |

* Included in interest expense for 2011 and 2010 is a credit of $187 and $139, respectively, for the change in the estimated fair value of our interest rate swaps.

## 2011 FIRST QUARTER RESULTS

# CONSOLIDATED **STATEMENT OF CASH FLOWS**

For the three months ended March 31, *(in thousands)*

| | 2011 | 2010 |
|---|---|---|
| Operating activities: | | |
| Cash provided by operating activities | $ 13,866 | $ 14,769 |
| Investing activities: | | |
| Capital expenditures for coal properties | (6,858) | (10,126) |
| Capital expenditures for unproved oil and gas properties | (1,243) | |
| Proceeds from CDs | 1,291 | |
| Other | 127 | (295) |
| Cash used in investing activities | (6,683) | (10,421) |
| Financing activities: | | |
| Payments of bank debt | (2,500) | (2,500) |
| Stock option buy out for cash | | (679) |
| Other | | (164) |
| Cash used in financing activities | (2,500) | (3,343) |
| Increase in cash and cash equivalents | 4,683 | 1,005 |
| Cash and cash equivalents, beginning of period | 10,277 | 15,226 |
| Cash and cash equivalents, end of period | $ 14,960 | $ 16,231 |

## 2011 FIRST QUARTER RESULTS

# CONSOLIDATED **STATEMENT OF STOCKHOLDERS' EQUITY**

*(in thousands)*

| | Shares | Common Stock | Additional Paid-in Capital | Retained Earnings | Other Comprehensive Income | Total |
|---|---|---|---|---|---|---|
| Balance January 1, 2011 | 27,924 | $279 | $84,073 | $42,381 | | $126,733 |
| Stock-based compensation | | | 578 | | | 578 |
| Exercise of employee stock options for shares | 181 | 1 | | | | 1 |
| Taxes paid for shares issued to employees | (41) | | (470) | | | (470) |
| Increase in value of marketable equity securities available for sale | | | | | 6 | 6 |
| Net income | | | | 8,278 | | 8,278 |
| Balance March 31, 2011 | 28,064 | $280 | $84,181 | $50,659 | $6 | $135,126 |

Derived from First Quarter 2011 10Q

HALLADOR **ENERGY COMPANY**

1660 Lincoln Street
Suite 2700
Denver, CO 80264
(303) 839-5504
halladorenergy.com